UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 1, 2011, Isle of Capri Casinos, Inc. (the “Company”) issued a press release announcing an offering of $300.0 million of senior notes due 2019.  A copy of the press release is attached hereto as Exhibit 99.1.

Concurrent with the offering, the Company is in discussions with the lenders under its credit agreement (as amended by the First Amendment to the Credit Agreement dated February 17, 2010, and as further amended, modified or supplemented from time to time) dated as of July 26, 2007 (‘‘Existing Credit Facility’’) to enter into a new credit agreement (‘‘New Credit Facility’’) to replace its Existing Credit Facility. The Company anticipates that the timing of entry into the New Credit Facility will be shortly following the completion of the offering of the notes and prior to the end of the fourth quarter of fiscal 2011 (or as soon thereafter as all necessary regulatory approvals have been received).  The Company expects that its New Credit Facility, if executed, will have a revolving credit facility in an aggregate principal amount of up to $325.0 million (due 2016) and a term loan facility in an aggregate principal amount of up to $500.0 million (due 2017).  The Company also anticipates that the New Credit Facility will include other terms similar to those in its Existing Credit Facility. The foregoing description of some of the anticipated terms of the New Credit Facility, including the anticipated timing for entering into the New Credit Facility, reflect only the Company’s current expectations.  It is possible that the Company will not enter into a New Credit Facility or, if it does, it is possible that the terms of the New Credit Facility may differ, perhaps substantially, from those described in this paragraph.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.

Additional information concerning potential factors that could affect the Company’s financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: March 1, 2011	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release.